UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

Telkonet, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☑           No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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PRELIMINARY COPY
SUBJECT TO COMPLETION, DATED  May [●], 2010

TELKONET, INC.
10200 Innovation Drive
Suite 300
Milwaukee, WI  53226
414-223-0473
[●] [●], 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Telkonet, Inc. (the “Company”) to be held on [●], [●], 2010 at [●]:00 a.m., local time, at [●].

The accompanying notice of annual meeting of stockholders outlines the matters to be brought before the meeting, and the accompanying proxy statement discusses these matters in greater detail.  The notice and the proxy statement have been made a part of this invitation.  Please read carefully.

Whether or not you plan to attend the meeting, we urge you to complete, date and sign the enclosed proxy card and return it at your earliest convenience.  No postage need be affixed if you use the enclosed envelope and it is mailed in the United States.  You may also vote electronically via the Internet.  If you have any questions or need assistance in completing the proxy card, please contact Investor Relations at ir@telkonet.com or call 414-223-0473.

We are mailing this proxy statement and a form of proxy on or about [●], 2010.

Only holders of record of our common stock, par value $0.001 per share, and our Series A Preferred Stock, par value $0.001 per share, at the close of business on [●], 2010 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

Our proxy statement and proxy are enclosed along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is being provided as our Annual Report to Stockholders.  These materials are also available on our web site at http://www.telkonet.com.

YOUR VOTE IS IMPORTANT.
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD
IMMEDIATELY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Our Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

/s/ Jason L. Tienor.

Jason L. Tienor
Chief Executive Officer

TELKONET, INC.
10200 Innovation Drive
Suite 300
Milwaukee, WI  53226
414-223-0473

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

[●], 2010

Notice is hereby given that the annual meeting (the “Meeting”) of stockholders of Telkonet, Inc., a Utah corporation (the “Company”), will be held on [●], [●], 2010 at [●]:00 a.m., local time, at [●] for the following purposes:

1.	To elect four (4) directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified;
2.
To approve an amendment to the Telkonet, Inc. Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of our common stock from 155,000,000 to 575,000,000;

3.	To ratify the appointment of independent accountants for 2010; and
4.	To transact such other business as may properly come before the Meeting.

Only holders of record of the Company’s common stock, par value $0.001 per share, and the Company’s Series A Preferred Stock, par value $0.001 per share, at the close of business on [●], 2010, the record date, are entitled to notice of and to vote at the Meeting.

Because of a change in the New York Stock Exchange (NYSE) rules, unlike previous annual meetings, you will NOT be able to vote your shares with respect to the election of directors if you hold your shares in street name and have not provided instructions to your broker.  We strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.

Your vote is important.   Even if you plan to attend the Meeting in person, the Company requests that you sign and return the enclosed proxy, or vote over the Internet as instructed in these materials, as promptly as possible to ensure that your shares will be represented at the Meeting if you are unable to attend.  If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote FOR each of the nominees for director listed in “Proposal No. 1 – Election of Directors” and FOR each of Proposal Nos. 2 and 3.  If you do attend the Meeting and wish to vote in person, you may withdraw your proxy and vote in person.   Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name.

By order of the Board of Directors,

/s/

Richard Leimbach
Acting Secretary

THE BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT THE PROPOSALS OUTLINED ABOVE ARE ADVISABLE TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS AND HAS APPROVED SUCH PROPOSALS.  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL NO. 1 AND “FOR” EACH OF PROPOSAL NOS. 2 AND 3.

YOU CAN VOTE IN ONE OF TWO WAYS:
(1)	Visit the Web site noted on your proxy card to vote via the Internet, OR

(2)	Sign, date and return your proxy card in the enclosed envelope to vote by mail.

TELKONET, INC.
10200 Innovation Drive
Suite 300
Milwaukee, WI  53226
414-223-0473

PROXY STATEMENT

This proxy statement contains information related to the annual meeting (the “Meeting”) of stockholders of Telkonet, Inc., a Utah corporation, to be held on [●], [●], 2010 at [●]:00 a.m., local time, at [●], and at any postponements or adjournments thereof.  This proxy statement and the enclosed proxy card are being mailed to our stockholders on or about [●], 2010.

In this proxy statement, “Telkonet”, “Company”, “we”, “us” and “our” refer to Telkonet, Inc.

Our proxy statement and proxy are enclosed along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is being provided as our Annual Report to Stockholders.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to Be Held on [●], 2010.

This proxy statement and accompanying notice, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2009, are available on our web site at http://www.telkonet.com.

VOTING AT THE ANNUAL MEETING

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Attendance at the Meeting will not, in and of itself, revoke a proxy.  Proxies may be revoked by:

●	Filing with the Secretary of Telkonet, at or before the taking of the vote at the Meeting, a written notice of revocation dated later than the proxy;
●	Executing a later dated proxy relating to the same shares of capital stock and delivering it to the Secretary of Telkonet, including by facsimile, before the taking of the vote at the Meeting; or
●	Attending the Meeting and voting in person.

Any written revocation or subsequent proxy should be sent so as to be delivered to Telkonet, Inc., 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, Attention: Corporate Secretary, or hand delivered to the Secretary of Telkonet or his representative at or before the taking of the vote at the Meeting.

If the Meeting is postponed or adjourned, proxies given pursuant to this solicitation will be utilized at any subsequent reconvening of the Meeting, except for any proxies that previously have been revoked or withdrawn effectively, and notwithstanding that proxies may have been effectively voted on the same or any other matter previously.

Voting Rights

Only holders of record of our common stock, par value $0.001 per share (“common stock”), and holders of record of our Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), at the close of business on [●], 2010, the record date (the “Record Date”), are entitled to notice of and to vote at the Meeting, and at any postponements or adjournments thereof.  Holders of our Series A Preferred Stock will vote on an as converted basis together with holders of our common stock as a single class in connection each of the proposals in this proxy statement.  Each share of common stock is entitled to one vote on all matters to be voted upon at the Meeting and each share of Series A Preferred Stock is entitled to 13,774 votes on all matters to be voted upon at the Meeting.  At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock on an as converted basis, representing an aggregate of  2,961,429 shares of common stock for such purposes) must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.  Broker non-votes occur when a nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner.

How to Vote; How Proxies Work

Our Board of Directors is asking for your proxy.  Whether or not you plan to attend the Meeting, we urge you to vote by proxy as you can always change your vote at the Meeting.  Please complete the proxy card by voting on the Internet or complete, date and sign the enclosed proxy card and return it at your earliest convenience. We will bear the costs incidental to the solicitation and obtaining of proxies, including the costs of reimbursing banks, brokers and other nominees for forwarding proxy materials to beneficial owners of our capital stock.  Proxies may be solicited by our officers and employees, without extra compensation, by mail, telephone, facsimile, personal interviews and other methods of communication.

At the Meeting, and at any postponements and adjournments thereof, all shares entitled to vote and represented by properly executed proxies received prior to the Meeting and not revoked will be voted as instructed on those proxies.  If no instructions are indicated on a properly executed proxy, the shares will be voted FOR each of the nominees for director listed in Proposal No. 1 and FOR each of Proposal Nos. 2 and 3 and in the discretion of management on any other matter which may properly come before the Meeting.

Questions and Answers

Q.           What am I voting on?

You are voting on three proposals:

Proposal No. 1:  For the election of four (4) nominees to our board of directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified.

Proposal No. 2: Approval of an amendment to our Amended and Restated Articles of Incorporation, as amended (the “Restated Articles”), to increase the number of authorized shares of our common stock from 155,000,000 to 575,000,000.

Proposal No. 3:  For ratification of  the selection of RBSM, LLP, independent registered public accounting firm, as our independent auditors for the year ending December 31, 2010.

Q.           Who is entitled to vote?

Only holders of record of our common stock and holders of record of our Series A Preferred Stock at the close of business on [●], 2010, the Record Date, are entitled to vote shares held by such stockholders on that date at the Meeting.

Q.           How do I vote?

Vote By Internet: Visit the Web site noted on your proxy card to vote via the Internet.

Vote By Mail:  Sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Vote in Person:  Sign and date the proxy you receive and return it in person at the Meeting.  If your shares are held in the name of a bank, broker or other holder of record (i.e., in “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted.   Internet voting will be offered to stockholders owning shares through most banks and brokers.

Q.           How many votes do I have?

On each matter to be voted upon, each share of common stock is entitled to one vote on all matters to be voted upon at the Meeting and each share of Series A Preferred Stock is entitled to 13,774 votes on all matters to be voted upon at the Meeting.

Q.           How many shares were outstanding on the Record Date?

At the close of business on [●], 2010, the Record Date, there were [●] shares outstanding (counting our Series A Preferred Stock on an as converted basis, representing an aggregate of [●] shares of common stock for such purposes).

Q.           What is a “quorum” for purposes of the Meeting?

In order to conduct business at the Meeting, a quorum of stockholders is necessary to hold a valid meeting.  Holders of our Series A Preferred Stock will vote on an as converted basis together with holders of our common stock as a single class in connection with each of the proposals contained in this proxy statement.  At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock on an as converted basis, representing an aggregate of 2,961,429 shares of common stock for such purposes) must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business.  At the close of business on the Record Date, there were [●] shares outstanding and entitled to vote (counting our Series A Preferred Stock on an as converted basis, representing an aggregate of 2,961,410  shares of common stock for such purposes) and, accordingly, the presence, in person or by proxy, of at least [●] shares is necessary to meet the quorum requirement.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the holders of a majority of shares present at the Meeting in person or represented by proxy may adjourn the Meeting to another date.

Q.           Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies, including the printing and filing of this proxy statement, the proxy card and any additional information furnished to stockholders. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the reasonable out-of-pocket expenses they incur to forward proxy materials to beneficial owners.

Q.           What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “for” each of the nominees for director set forth in Proposal No. 1 and “for” Proposal Nos. 2 and 3 discussed in this proxy statement.

If any other matter is properly presented at the Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Q.           Can I access the proxy materials electronically?

This proxy statement, the proxy card, and our Annual Report on Form 10-K for the period ended December 31, 2009 are available on our website at http://www.telkonet.com.

Q.           Can I change my vote or revoke my proxy?

Yes.  You may change your vote or revoke your proxy at any time before the proxy is exercised.   Proxies may be revoked by:

●	Filing with the Secretary of Telkonet, at or before the taking of the vote at the Meeting, a written notice of revocation dated later than the proxy;
●	Executing a later dated proxy relating to the same shares of capital stock and delivering it to the Secretary of Telkonet, including by facsimile, before the taking of the vote at the Meeting; or
●	Attending the Meeting and voting in person.

Any written revocation or subsequent proxy should be sent so as to be delivered to Telkonet, Inc., 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, Attention: Corporate Secretary, or hand delivered to the Secretary of Telkonet or his representative at or before the taking of the vote at the Meeting.  Attendance at the Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Corporate Secretary before the proxy is exercised or you vote by written ballot at the Meeting.

Q.           What is the process for admission to the Meeting?

If you are a record owner of your shares (i.e., your shares are held in your name), you must show government issued identification. Your name will be verified against the stockholder list. If you hold your shares through a bank, broker or trustee, you must also bring a copy of your latest bank or broker statement showing your ownership of your shares as of the Record Date.

Q.           What vote is required to approve each proposal?

Proposal No. 1: The affirmative vote of a majority of the shares of our common stock and Series A Preferred Stock, voting together as a single class on an as-converted basis, represented at  the annual meeting, either in person or by proxy, is required to elect each of the four (4) nominees for director listed in this proxy statement.

Proposal No. 2: Proposal No. 2 to approve an amendment to our Restated Articles to increase the number of authorized shares of our common stock from 155,000,000 to 575,000,000 requires the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon.

Proposal No. 3:  Proposal No. 3 to ratify the appointment of RBSM, LLP, independent registered public accounting firm, as our independent auditors for the year ending December 31, 2010 requires the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon.

Our Series A Preferred Stock is entitled to vote on Proposal Nos. 1, 2 and 3 on an as converted basis with our common stock as a single class.  Each share of common stock is entitled to one vote, and each share of Series A Preferred Stock is entitled to 13,774 votes on each of the proposals contained in this proxy statement.  With regard to the election of directors set forth in Proposal No. 1, votes may be cast in favor of a nominee or withheld.  Because directors are elected by plurality, abstentions from voting and broker non-votes will be excluded from the vote on this proposal and will have no effect on its outcome.  If a quorum is present at the meeting, the nominees receiving the greatest number of votes, up to four directors will be elected. Because approval of Proposal Nos. 2 and 3 require the affirmative vote of a majority of the outstanding stock entitled to vote thereon, abstentions and broker non-votes will have the same effect as a vote “Against” each proposal.

Q.           How will my shares held in street name be voted if I do not provide voting instructions?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.  Accordingly, if you are a street-name holder and do not provide instructions to your broker on Proposal No. 1 or No. 2, your broker may not vote your shares on such proposals.  Please note that because of a change in NYSE rules, unlike previous annual meetings, you will NOT be able to vote your shares with respect to the election of directors if you hold your shares in street name and have not provided instructions to your broker; thus we strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.  Your broker is permitted to vote your shares on Proposal No. 3, the ratification of the appointment of the independent registered public accounting firm, even if your broker does not receive instructions from you.

Q.           What effect will Proposal No. 2 have on the Company’s authorized shares of common stock?

Currently, we have 155,000,000 shares of authorized common stock. If Proposal No. 2 is approved, the number of authorized shares of common stock will be increased to 575,000,000.

Q.           What are the recommendations of the Board of Directors?

The Board of Directors unanimously recommends that the stockholders vote:

•	FOR each of the nominees for director listed in Proposal No. 1;

•	FOR the adoption of an amendment to our Restated Articles, to increase the number of authorized shares of our common stock from 155,000,000 to 575,000,000; and

•	FOR ratification of the appointment of RBSM, LLP, independent registered public accounting firm, as our independent auditors for the year ending December 31, 2010.

With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Telkonet’s bylaws establish the number of directors at not less than three members.  Pursuant to the bylaws, the Board of Directors may increase or decrease the number of members of the Board of Directors. The Board of Directors has established the number of directors at four. At the annual meeting, the shares represented by properly executed proxies, unless otherwise specified, will be voted for the election of the four nominees named herein, each to serve until the next annual meeting and until his successor is duly elected and qualified. Proxies cannot be voted for more than four nominees.

If for any reason any nominee is not a candidate when the election occurs (which is not expected), the Board of Directors expects that proxies will be voted for the election of a substitute nominee designated by the Board of Directors. The following information is furnished concerning each nominee for election as a director.

The affirmative vote of a majority of the shares of Telkonet’s common stock and Series A Preferred Stock, voting together as a single class on an as-converted basis, represented at the annual meeting, either in person or by proxy, is required to elect the following nominees as Telkonet directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE

Nominees for Election at the Annual Meeting

Director Name	Age	Position With Telkonet	Director Since
Warren V. Musser	83	Director	2003
Anthony J. Paoni	65	Chairman of the Board (1) (2)	2007
Thomas C. Lynch	67	Director (1) (2)	2003
Jason L. Tienor	35	Director	2009

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee

ANTHONY J. PAONI, Chairman of the Board, has served as a director since April 2007. Professor Paoni was elected Chairman of the Board following Warren V. Musser’s resignation from that position in November 2009. He has been a faculty member at Northwestern University’s Kellogg School of Management since 1996.  Previously, he spent 28 years in the information technology industry with market leading organizations that provided computer hardware, software and consulting services.  For the first 15 years of his career, Professor Paoni managed sales and marketing organizations and in the later stages of his career he moved into general management positions starting with PANSOPHIC Systems Incorporated.  This Lisle, Illinois based firm was the world’s fifth largest international software company prior to its acquisition by Computer Associates, Incorporated.  Subsequently, he became chief operating officer of Cross Access, a venture capital funded software firm that provided industry-leading solutions to the heterogeneous database connectivity market segment. In addition, he has been president of two wholly-owned U.S. subsidiaries of Ricardo Consulting, a U.K.-based international engineering consulting firm focused on computer based automotive powertrain design. Prior to joining the Kellogg faculty, Professor Paoni was chief executive officer of Eolas, an Internet software company with patent pending Web technology that was one of the key technology drivers responsible for the rapid adoption of the Internet platform. We believe Mr. Paoni’s qualifications to sit on our Board of Directors include his 15-year career managing sales and marketing organizations followed by his 28-year career in information technology.

WARREN V. MUSSER, Director, has served as a director since January 2003 and most recently served as Chairman of the Board until his resignation from that position in November 2009. He has taken over 50 companies public during his distinguished and successful career as an entrepreneur.  He is the founder and Chairman Emeritus of Safeguard Scientifics, Inc. (a high-tech venture capital company, formerly Safeguard Industries, Inc.).  Since January 2003, Mr. Musser has been the President and CEO of The Musser Group (a business consulting firm).  In addition, Mr. Musser is Chairman of InfoLogix, Inc. (a provider of enterprise mobility solutions for the healthcare and commercial industries), a Director of Internet Capital Group, Inc. (a business-to-business venture capital company), NutriSystem, Inc. (a weight management company) and Health Benefits Direct Corp. (a direct marketing/sales company of health/life insurance).  Mr. Musser serves on a variety of civic, educational and charitable boards of directors, and serves as Chairman of the Eastern Technology Council, Economics PA, and Vice President of Development of Cradle of Liberty Council, Boy Scouts of America. We believe Mr. Musser’s qualifications to serve on our Board of Directors include his expertise in the venture capital and private equity arena.

THOMAS C. LYNCH, Director, has served as a director since October 2003.  Mr. Lynch is a Managing Partner of Jones Lang LaSalle (prior to the merger between Jones Lang LaSalle and The Staubach Company, Mr. Lynch served as Senior Vice President of The Staubach Company, a real estate management and advisory services firm) in the Washington, D.C. area.  Mr. Lynch joined The Staubach Company in November 2001 after six years as Senior Vice President at Safeguard Scientifics, Inc. (NYSE: SFE) (a high-tech venture capital company). While at Safeguard, he served nearly two years as President and Chief Operating Officer at CompuCom Systems, a Safeguard subsidiary.  After a 31-year career of naval service, Mr. Lynch retired in the rank of Rear Admiral.  Mr. Lynch’s naval service included Chief, Navy Legislative Affairs, command of the Eisenhower Battle Group during Operation Desert Shield, Superintendent of the United States Naval Academy from 1991 to 1994 and Director of the Navy Staff in the Pentagon from 1994 to 1995.  Mr. Lynch presently serves as a Director of Armed Forces Benefit Association, Mikros Systems, Buckeye Insurance Company, PRWT Services and Infologix systems. We believe Mr. Lynch’s qualifications to sit on our Board of Directors include his extensive executive leadership and management experience.

JASON L. TIENOR, Director, has served as our President and Chief Executive Officer since December 2007 and, from August 2007 until December 2007, he served as our Chief Operating Officer.  In November 2009, he was appointed by our Board of Directors to fill the vacancy created by the resignation of Seth D. Blumenfeld as a director.  Mr. Tienor has also served as Chief Executive Officer of EthoStream, LLC, our wholly-owned subsidiary, since March 2007.  From 2002 until his employment with us, Mr. Tienor served as Chief Executive Officer of EthoStream, LLC, the company that he co-founded. Mr. Tienor received a bachelor of business administration in management information systems and marketing from the University of Wisconsin – Oshkosh and a masters of business administration with an emphasis on computer science from Marquette University. We believe Mr. Tienor’s qualifications to sit on our Board of Directors include his experience as the founder of our wholly-owned subsidiary, EthoStream, LLC, including the leadership he has provided to the Company, first as Chief Operating Officer and then as President and Chief Executive Officer.

Meetings of the Board and Committees

The Board of Directors held 10 meetings in 2009. Each member of the Board of Directors attended at least 75 percent of the meetings of the Board of Directors and the committees of which such director was a member. The Company has not established a formal policy requiring director attendance at all Board meetings, but the Company expects each director to attend such meetings, absent unusual circumstances. The Company also expects its directors to attend the Annual Meeting of Stockholders (which is usually held the same day as a meeting of the Board of Directors). Each of the Company’s directors attended the 2009 Annual Meeting of Stockholders.

Code of Ethics

The Board has approved, and the Company has adopted, a Code of Ethics that applies to all directors, officers and employees of the Company. This Code of Ethics was included as an Exhibit to the Company’s Form 10-KSB filed with the Securities and Exchange Commission on March 30, 2004.

Director Independence

The Board of Directors has determined that Messrs. Lynch and Paoni are “independent” under the listing standards of the NYSE AMEX (formerly, the American Stock Exchange) (NYSE AMEX).  Each of Messrs. Lynch and Mr. Paoni serve on, and are the only members of, the Company’s Audit and Compensation Committees.

Board Leadership Structure and Role in Risk Oversight

One person does not serve as both principal executive officer and chairman of the board.  Anthony J. Paoni currently serves as Chairman of the Board of Directors while Jason L. Tienor serves as our principal executive officer. Management of risk is the direct responsibility of the Company’s CEO and the senior leadership team.  The Board has oversight responsibility, focusing on the adequacy of the Company’s enterprise risk management and risk mitigation processes.

Communications with the Board of Directors

Stockholders can communicate directly with the Board, with any Committee of the Board, or specified directors by writing to: The Board of Directors of the Company, at the Company’s principal business address or by calling at 414-223-0473. All communications will be reviewed by management and then forwarded to the appropriate director, directors, committee, or to the full Board of Directors.

Committees of the Board of Directors

The Board has an Audit Committee and a Compensation Committee, but the Board does not presently have a Nominating Committee because the Board has concluded that a Nominating Committee is unnecessary due to the nomination procedures in effect as described below.

Director Nominations

Due to its small size, the Board does not maintain a standing Nominating Committee. Nominees for election as directors are considered and nominated by a majority of the Company’s independent directors in accordance with the NYSE AMEX listing standards. “Independence” for these purposes is determined in accordance with Section 121(A) of the NYSE AMEX Rules and Rule 10A-3 under the Securities Exchange Act of 1934.  Since the Company does not maintain a standing Nominating Committee, it has not adopted a formal Nominating Committee charter.

Our Board is a collection of individuals with a variety of complimentary skills derived from their diverse backgrounds and experiences.  When considering potential candidates for election to the Company’s Board of Directors, the independent directors evaluate various criteria, including, but not limited to, each candidate’s business and professional skills, experience serving as management or on the board of directors of companies such as the Company, financial literacy and personal integrity in judgment. The Company does not have a specific policy regarding diversity and believes that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of experiences, knowledge, attributes and abilities that will allow the Board to fulfill its responsibilities.  Candidates for vacant board seats will be considered if they are able to read and understand fundamental financial statements; have no identified conflicts of interest; have not been convicted in a criminal proceeding other than traffic violations during the ten years before the date of selection; and are willing to comply with the Company’s Code of Ethics. One or more directors must have requisite financial expertise to qualify as an “audit committee financial expert” as defined by Item 401 of Regulation S-K promulgated under the Securities Exchange Act of 1934. The independent directors reserve the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

The independent directors review the qualifications and backgrounds of the directors, as well as the overall composition of the Board from time to time without assigning specific weights to particular experiences or qualifications.  In addition the independent directors consider whether the Board as a whole possesses the right skills and background to address the issues facing our Company at that time. In the case of any candidate for a vacant Board seat, the independent directors will consider whether such candidate meets the applicable independence standards and the level of the candidate’s financial expertise. Any new candidates will be interviewed by the independent directors, and the full Board will approve the final nominations. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

Stockholders may nominate director candidates for consideration by the Board of Directors by writing to the Chairman and providing to the Chairman the candidate’s name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer’s business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as is reasonably available and sufficient to enable the Board to evaluate the minimum qualifications described above. The submission must be accompanied by the written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. If a stockholder nominee is eligible, and if the nomination is proper, the independent directors then will deliberate and make a decision as to whether the candidate will be submitted to the Company’s stockholders for a vote. The Board will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, based on whether the candidate was recommended by a stockholder.

Audit Committee

The Audit Committee is currently comprised of Messrs. Lynch and Paoni. Dr. Thomas Hall was a member of the Committee until his resignation from the Company’s Board of Directors on November 13, 2009. The Company’s Board of Directors has determined that each of Messrs. Lynch and Paoni is an “audit committee financial expert” as defined by Item 401 of Regulation S-K promulgated under the Securities Exchange Act of 1934. The Board of Directors also has determined that each of Dr. Hall and Messrs. Lynch and Paoni are “independent” as such term is defined in Section 121(A) of the NYSE AMEX Rules and Rule 10A-3 promulgated under the Securities Exchange Act of 1934.

The Audit Committee recommends annually to the Board of Directors the selection of independent auditors for each fiscal year, confirms and assures their independence and approves the fees and other compensation to be paid to the auditors. The Audit Committee recommends to the Board the advisability of having the independent auditors make specified studies and reports as to auditing matters, accounting procedures, tax or other matters. The Audit Committee also reviews, prior to its filing with the SEC, the Company’s Form 10-K and annual report to stockholders. The Audit Committee provides an open avenue of communication among the independent auditors, management and the Board of Directors and will review any significant disagreement among management and the independent auditors in connection with the preparation of any of the Company’s financial statements. The Audit Committee reviews, with the Company’s legal counsel, legal and regulatory matters that may have a significant impact on the Company’s financial statements. The Audit Committee held 6 meetings in 2009 and all of members of the Audit Committee attended each of these meetings.

The Board of Directors has adopted an Audit Committee Charter, which was ratified by the stockholders at the 2004 Annual Meeting of Stockholders. A copy of the Audit Committee Charter is attached as Appendix A hereto.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings or this proxy statement, the following report shall not be deemed to be incorporated by reference into any such filings. In addition, the following report shall not be deemed to be “soliciting material” or “filed” with the SEC.

The Audit Committee for the year ended December 31, 2009, whose members are identified below, has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2009 with the Company’s management and has discussed the matters required to be discussed by SAS 61 with the Company’s independent auditors. The Audit Committee has also received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditors’ independence. Based upon its review of the foregoing materials and its discussions with the Company’s management and independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The Audit Committee also considered whether the provision of other non-audit services by the independent auditor to the Company is compatible with maintaining the independence of the independent auditor and concluded that the independence of the independent auditor is not compromised by the provision of such services.

The Audit Committee has a written charter which was adopted by the Board of Directors on October 3, 2003 and ratified at the 2004 Annual Meeting of Stockholders. The Audit Committee has established procedures for the receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by the Company’s employees of any concerns regarding questionable accounting or auditing matters.

By the Audit Committee.

Thomas C. Lynch
Anthony J. Paoni

Compensation Committee

Messrs. Lynch and Paoni currently serve on the Company’s Compensation Committee. Dr. Thomas Hall was a member of the Committee until his resignation from the Company’s Board of Directors on November 13, 2009. The Compensation Committee oversees the Company’s compensation programs, which are designed specifically for the Company’s most senior executive officers, including the Chief Executive Officer, Chief Financial Officer and the other executive officers named in the Summary Compensation Table. Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to named executive officers.  The Board of Directors has adopted a Compensation Committee charter.  A copy of the Compensation Committee charter is attached as Appendix B hereto.

The Compensation Committee met one time in 2009, and all members of the Compensation Committee attended the meeting.

Compensation Discussion and Analysis

Oversight of Executive Compensation Program

The Compensation Committee of the Board of Directors oversees the Company’s compensation programs, which are designed specifically for the Company’s most senior executive officers, including the Chief Executive Officer, Chief Financial Officer and the other executive officers named in the Summary Compensation Table (collectively, the “named executive officers”). Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to named executive officers.

The Compensation Committee is currently composed of 2 independent, non-management members of the Board of Directors. Each year the Company reviews any and all relationships that each director has with the Company and the Board of Directors subsequently reviews these findings.

The responsibilities of the Compensation Committee, as stated in its charter, include the following:

•
annually review and approve for the CEO and the executive officers of the Company the annual base salary, the annual incentive bonus, including the specific goals and amount, equity compensation, employment agreements, severance arrangements, and change in control agreements/provisions, and any other benefits, compensation or arrangements.

•	make recommendations to the Board with respect to incentive compensation plans, including reservation of shares for issuance under employee benefit plans.

•
annually review and recommend to the Board of Directors for its approval the compensation, including cash, equity or other compensation, for members of the Board of Directors for their service as a member of the Board of Directors, a member of any committee of the Board of Directors, a Chair of any committee of the Board of Directors, and the Chairman of the Board of Directors.

•	annually review the performance of the Company’s Chief Executive Officer.

•
make recommendations to the Board of Directors on the Company’s executive compensation practices and policies, including the evaluation of performance by the Company’s executive officers and issues of management succession.

•	review the Company’s compliance with employee benefit plans.

•	make regular reports to the Board.

•	annually review and reassess the adequacy of the Compensation Committee charter and recommend any proposed changes to the Board for approval.

 The Compensation Committee is also responsible for completing an annual report on executive compensation for inclusion in the Company's proxy statement. In addition to such annual report, the Compensation Committee maintains written minutes of its meetings, which minutes are filed with the minutes of the meetings of the Board.

Overview of Compensation Program

In order to recruit and retain the most qualified and competent individuals as senior executives, the Company strives to maintain a compensation program that is competitive in the global labor market. The purpose of the Company’s compensation program is to reward exceptional organizational and individual performance.

The following compensation objectives are considered in setting the compensation programs for our named executive officers:

•	drive and reward performance which supports the Company’s core values;

•	provide a percentage of total compensation that is “at-risk,” or variable, based on predetermined performance criteria;

•	design competitive total compensation and rewards programs to enhance the Company’s ability to attract and retain knowledgeable and experienced senior executives; and

•	set compensation and incentive levels that reflect competitive market practices.

Compensation Elements and Rationale

Compensation for Named Executive Officers Other than the CEO

Compensation for the named executive officers, other than the CEO, is made in the CEO’s sole and exclusive discretion. While the Compensation Committee provides its recommendations with respect to compensation for the named executive officers (other than the CEO) as described in greater detail below, the CEO is only required to consider the Compensation Committee’s recommendations, but is not bound by its findings.

Compensation for the Company’s CEO

To reward both short and long-term performance in the compensation program and in furtherance of the Company’s compensation objectives noted above, the Company’s compensation program for the CEO is based on the following objectives:

(i)	Performance Goals

The Compensation Committee believes that a significant portion of the CEO’s compensation should be tied not only to individual performance, but also to the Company’s performance as a whole measured against both financial and non-financial goals and objectives. During periods when performance meets or exceeds these established objectives, the CEO should be paid at or more than expected levels. When the Company’s performance does not meet key objectives, incentive award payments, if any, should be less than such levels.

(ii)	Incentive Compensation

A large portion of compensation should be paid in the form of short-term and long-term incentives, which are calculated and paid based primarily on financial measures of profitability and stockholder value creation. The CEO has the incentive of increasing Company profitability and stockholder return in order to earn a major portion of his compensation package.

(iii)	Competitive Compensation Program

The Compensation Committee reviews the compensation of chief executive officers at peer companies to ensure that the compensation program for the CEO is competitive. The Company believes that a competitive compensation program will enhance its ability to retain a capable CEO.

Financial Metrics Used in Compensation Programs

Several financial metrics are commonly referenced in defining Company performance for the CEO’s executive compensation. These metrics include quarterly metrics to target cash flow break even and specific revenue goals to define Company performance for purposes of setting the CEO’s compensation.

Compensation Benchmarking Relative to Market

The Company sets the CEO’s compensation by evaluating peer group companies. Peer group companies are chosen based on size, industry, annual revenue and whether they are publicly or privately held. Based on these criteria, the Compensation Committee has identified 29 companies in the Company’s peer group. These peer group companies include Catapult Communications Corp., Endwave Corp., Carrier Access Corp., Crystal Technology, Echelon Corp. and FiberTower Corp. The Compensation Committee has concluded that the CEO’s compensation falls within the 50th percentile of compensation for chief executive officers within the peer group companies.

Review of Senior Executive Performance

The Compensation Committee reviews, on an annual basis, each compensation package for the named executive officers. In each case, the Compensation Committee takes into account the scope of responsibilities and experience and balances these against competitive salary levels. The Compensation Committee has the opportunity to meet with the named executive officers at least once per year, which allows the Compensation Committee to form its own assessment of each individual’s performance. As indicated above, with the exception of the CEO, recommendations with respect to compensation packages for the named executive officers must be considered by the CEO in connection with establishing compensation for those named executive officers. However, the recommendations of the Compensation Committee with respect to the compensation paid to the named executive officers (other than the CEO) will not be binding on the CEO.

Components of the Executive Compensation Program

The Compensation Committee believes the total compensation and benefits program for named executive officers should consist of the following:

•	base salary;
•	stock incentive plan;
•	retirement, health and welfare benefits;
•	perquisites and perquisite allowance payments; and
•	termination benefits.

Base Salaries

With the exception of the CEO, whose compensation is set by the Compensation Committee and approved by the Board of Directors, base salaries and merit increases for the named executive officers are determined by the CEO in his discretion after consideration of a competitive analysis recommendation provided by the Compensation Committee. The Compensation Committee’s recommendation is formulated through the evaluation of the compensation of similar executives employed by companies in the Company’s peer group.

Stock Incentive Plan

Under the Company’s Stock Incentive Plan (the “Plan”) incentive stock options and non-qualified options to purchase shares of the Company’s common stock may be granted to key employees. An important objective of the long-term incentive program is to strengthen the relationship between the long-term value of the Company’s stock price and the potential financial gain for employees as well as the retention of senior management and key personnel. Stock options provide named executive officers with the opportunity to purchase the Company’s common stock at a price fixed on the grant date regardless of future market price. Stock options generally vest ratably on a quarterly basis and become exercisable over a five-year vesting period. A stock option becomes valuable only if the Company’s common stock price increases above the option exercise price (at which point the option will be deemed “in-the-money”) and the holder of the option remains employed during the period required for the option to “vest,” thus providing an incentive for an option holder to remain employed by the Company. In addition, stock options link a portion of an employee’s compensation to the stockholders’ interests by providing an incentive to increase the market price of the Company stock.

The Company practice is that the exercise price for each stock option is equal to the fair market value on the date of grant. Under the terms of the Plan, the option price will not be less than the fair market value of the shares on the date of grant or, in the case of a beneficial owner of more than 5.0% of the Company’s outstanding common stock on the date of grant, the option price will not be less than 110% of the fair market value of the shares on the date of grant.

There is a limited term in which Plan participants can exercise stock options, known as the “option term.” The option term is generally ten years from the date of grant. At the end of the option term, the right to exercise any unexercised options expires. Option holders generally forfeit any unvested options if their employment with the Company terminates.

Certain key executives may be a party to option agreements containing clauses that cause their options to become immediately and fully vested and exercisable upon a Change of Control, as defined in the Plan. Additionally, death or disability of the executive during his or her employment period may cause certain stock options to immediately vest and become exercisable per the terms outlined in the stock option award agreement.

The Compensation Committee awards options to named executive officers upon commencement of their employment with the Company and for successfully achieving or exceeding predetermined individual and Company performance goals. In determining whether to award stock options and the number of stock options granted to a named executive officer, the Compensation Committee reviews the compensation of executives at peer group companies to ensure that the compensation program is competitive.

Retirement, Health and Welfare Benefits

The Company offers a variety of health and welfare and retirement programs to all eligible employees. The named executive officers generally are eligible for the same benefit programs on the same basis as the rest of the broad-based employees. The Company’s health and welfare programs include medical, dental, vision, life, accidental death and disability, and short and long-term disability insurance. In addition to the foregoing, the named executive officers are eligible to participate in the Company’s 401(k) Retirement Savings Plan.

401(k) Retirement Savings Plan

The Company maintains a tax-deferred savings plan for employees (the “Telkonet 401(k)”) that is administered by a committee of trustees appointed by the Company. All Company employees are eligible to participate upon the completion of six months of employment, subject to minimum age requirements. Contributions by employees under the Telkonet 401(k) are immediately vested and each employee is eligible for distributions upon retirement, death or disability or termination of employment. Depending upon the circumstances, these payments may be made in installments or in a single lump sum.

Directors’ Compensation

We reimburse non-management directors for costs and expenses in connection with their attendance and participation at Board of Directors meetings and for other travel expenses incurred on our behalf.  We compensate each non-management director at a rate of $4,000 per month, 10,000 vested stock options per quarter and $1,000 for each committee meeting of the Board of Directors such director attends.

In addition to the non-management directors’ compensation plan described above, Mr. Paoni is compensated in the amount of $4,000 per month for executive consulting services.

Until his resignation as Chairman of the Board of Directors in November 2009, Mr. Musser was compensated $8,333 per month (consisting of monthly payments in the amount of $4,000, which payments were consistent with the monthly payments made to the other non-management directors, and $4,333 per month, which payments were in lieu of the 10,000 vested stock options per quarter and $1,000 for each committee meeting that the other non-management directors receive).  Payments to Mr. Musser for Board services were made to The Musser Group pursuant to a September 2003 consulting agreement.  Mr. Musser is the sole principal and owner of The Musser Group.  Mr. Musser currently serves on the Board of Directors according to the terms of Telkonet’s non-management directors’ compensation plan.

The following table summarizes all compensation paid to our directors in the year ended December 31, 2009.

Name	Fees Earned or Paid in Cash	Option Awards ($)(1)		All Other Compensation		Total($)
Warren V. Musser	$48,000	$0		$52,000	(2)	$100,000
Thomas M. Hall (4)	$48,000	$12,196	(3)	$0		$60,196
Thomas C. Lynch	$48,000	$12,196	(3)	$0		$60,196
Seth D. Blumenfeld (5)	$48,000	$12,196	(3)	$0		$60,196
Anthony J. Paoni	$48,000	$12,196	(3)	$48,000	(7)	$108,196
_____________________________
(1)	Amounts reflect the compensation cost associated with stock option grants, calculated in accordance with FASB ASC Topic 718 (formerly SFAS 123R) and using a Black-Scholes valuation method.
(2)	Fees for director services performed by Mr. Musser and paid to The Musser Group pursuant to a September 2003 consulting agreement.
(3)
Stock options granted pursuant to the 2009 non-management director compensation plan.  The following assumptions were used to determine the fair value of stock option awards: historical volatility of 81%, expected option life of 5.0 years and a risk-free interest rate of 3.5%.

(4)	Dr. Hall resigned from our Board of Directors on November 13, 2009.
(5)	Mr. Blumenfeld resigned from our Board of Directors on November 16, 2009.
(6)	Compensation earned by non-employee directors for services rendered during 2009 was accrued and unpaid as of December 31, 2009.
(7)	Fees for consulting services performed by Mr. Paoni in 2009.

Executive Officers

The following table provides the information concerning the Company’s executive officers as of March 30, 2010.

Name	Age	Title
Jason L. Tienor	35	President & Chief Executive Officer
Richard J. Leimbach	41	Chief Financial Officer
Jeffrey J. Sobieski	34	Chief Operating Officer

Jason L. Tienor—President and Chief Executive Officer

Mr. Tienor has served as the Company’s President and Chief Executive Officer since December 2007 and, from August 2007 until December 2007, he served as the Company’s Chief Operating Officer.  Mr. Tienor has also served as Chief Executive Officer of EthoStream, LLC, a wholly-owned subsidiary of the Company, since March 2007.  From 2002 until his employment with the Company, Mr. Tienor served as Chief Executive Officer of Ethostream, LLC, the company that he co-founded. Mr. Tienor received a bachelor of business administration in management information systems and marketing from the University of Wisconsin – Oshkosh and a masters of business administration with an emphasis on computer science from Marquette University.

Richard J. Leimbach—Chief Financial Officer

Mr. Leimbach has served as the Company’s Chief Financial Officer since December 2007 and, from June 2006 until December 2007, he served as the Vice President of Finance. He also served as the Company’s Controller from January 2004 until June 2006.  Mr. Leimbach is a certified public accountant with over fifteen years of public accounting and private industry experience. Prior to joining the Company, Mr. Leimbach was the Controller with Ultrabridge, Inc., an applications solution provider. Mr. Leimbach also served as Corporate Accounting Manager for Snyder Communications, Inc., a global provider of integrated marketing solutions.

Jeffrey J. Sobieski—Chief Operating Officer

Mr. Sobieski was named the Company's Chief Operating Officer in June 2008.  Prior to this appointment, Mr. Sobieski served as the Company’s Executive Vice President, Energy Management since December 2007 and from March 2007 until December 2007, he served as Chief Information Officer of EthoStream, LLC, wholly-owned subsidiary of the Company.  From 2002 until his employment with the Company, Mr. Sobieski served as Chief Information Officer of EthoStream, LLC, the company he co-founded.  Mr. Sobieski is also the co-founder of Interactive Solutions, a consulting firm providing support to the Insurance and Telecommunications Industries.

Executive Compensation

The following table sets forth certain information with respect to compensation for services in all capacities for the years ended December 31, 2009 and 2008 paid to our Chief Executive Officer (principal executive officer) and the two other most highly compensated executive officers who were serving as such as of December 31, 2009.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)(1)(2)	All Other Compensation ($)(6)	Total ($)
Jason L. Tienor	2009	$200,770	(3)	$0	$0	$8,400	$209,170
President and Chief Executive Officer	2008	$194,421	(3)	$0	$0	$7,431	$201,852

Richard. J. Leimbach	2009	$190,731	(4)	$0	$0	$0	$190,731
Chief Financial Officer	2008	$180,039	(4)	$0	$0	$0	$180,039

Jeffrey J. Sobieski	2009	$190,731	(5)	$0	$0	$8,400	$199,131
Chief Operating Officer	2008	$186,421	(5)	$0	$31,180	$7,431	$225,032
_____________________________
(1)	Amounts reflect the compensation cost associated with stock option grants, calculated in accordance with FASB ASC Topic 718 and using a Black-Scholes valuation method.
(2)
In 2008, the following assumptions were used to determine the fair value of stock option awards granted: historical volatility of 74%, expected option life of 5.0 years and a risk-free interest rate of 3.0%.

(3)	Includes accrued and unpaid salary to Jason Tienor for the years ended December 31, 2008 and 2009 of $10,687 and $13,062, respectively.
(4)	Includes accrued and unpaid salary to Richard Leimbach for the years ended December 31, 2008 and 2009 of $9,744 and $24,868, respectively.
(5)	Includes accrued and unpaid salary to Jeffrey Sobieski for the years ended December 31, 2008 and 2009 of $10,175 and $11,628, respectively.
(6)	Other compensation represents monthly car allowance paid to certain Telkonet executives.

Employment Agreements

Jason L. Tienor, President and Chief Executive Officer, is employed pursuant to an employment agreement with us dated March 15, 2007.  Mr. Tienor’s employment agreement has a term of three years, which may be extended by mutual agreement of the parties thereto, and provides, among other things, for an annual base salary of $148,000 per year and bonuses and benefits based on our internal policies and participation in our incentive and benefit plans.  Additional terms of the employment agreement are described under "Potential Payments upon Termination or Change in Control" below.  On August 20, 2007, Mr. Tienor’s annual salary was increased to $200,000.  Notwithstanding his employment agreement’s expiration, Mr. Tienor continues to be employed and to perform services pursuant to the terms of his employment agreement pending completion of a replacement agreement.

Jeffrey J. Sobieski, Chief Operating Officer, is employed pursuant to an employment agreement with us dated March 15, 2007.  Mr. Sobieski’s employment agreement has a term of three years, which may be extended by mutual agreement of the parties thereto, and provides for a base salary of $148,000 per year and bonuses and benefits based upon our internal policies and participation in our incentive and benefit plans.  Additional terms of the employment agreement are described under "Potential Payments upon Termination or Change in Control" below.  On December 11, 2007, Mr. Sobieski’s salary was increased to $190,000. Notwithstanding his employment agreement’s expiration, Mr. Sobieski continues to be employed and to perform services pursuant to the terms of his employment agreement pending completion of a replacement agreement.

In addition to the foregoing, stock options are periodically granted to employees under the Company’s Plan at the discretion of the Compensation Committee of the Board of Directors. Executives of the Company are eligible to receive stock option grants, based upon individual performance and the performance of the Company as a whole.

Outstanding Equity Awards at Fiscal Year-End Table

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2009 for the Named Executive Officers.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exerciseable	Number of Securities Underlying Unexercised Options (#) Unexerciseable		Option Exercise Price ($)	Option Expiration Date (4)
Jason L. Tienor(5)	50,000	50,000	(1)	$1.80	4/24/2012
Richard. J. Leimbach(5)	87,500	0		(3)	4/24/2012
Jeffrey J. Sobieski(5)	20,000	30,000	(2)	$1.00	4/24/2012
_____________________________
(1)	Mr. Tienor’s options were granted on August 10, 2007 and vest ratably on a quarterly basis over a five year period.
(2)	Mr. Sobieski’s options were granted on February 19, 2008 and vest ratably on a quarterly basis over a five year period.
(3)	Includes 37,500 vested options exercisable at $2.59 per share, and 50,000 vested options exercisable at 5.08 per share.
(4)	All options granted in accordance with the Plan have an outstanding term equal to the shorter of ten years, or the expiration of the Plan. The Plan expires on April 24, 2012.
(5)	This table does not include disclosure of outstanding warrants held by any of our Named Executive Officers.

Option Exercises and Vesting of Stock Awards

There were no options exercised by, or stock awards vested for the account of, the named executive officers during 2009.

Potential Payments upon Termination or Change in Control

Each of Mr. Tienor’s and Mr. Sobieski’s Employment Agreements obligate the Company to continue to pay each executive’s base salary and provide continued participation in employee benefit plans for the duration of the term of their employment agreements in the event such executive is terminated without “cause” by the Company or if the executive terminates his employment for “good reason.” “Cause” is defined as the occurrence of any of the following: (i) theft, fraud, embezzlement, or any other act of dishonesty by the executive; (ii) any material breach by the executive of any provision of the employment agreement which breach is not cured within a reasonable time (but not to exceed thirty (30) days after written notification thereof to the executive by the Company); (iii) any habitual neglect of duty or misconduct of the executive in discharging any of his duties and responsibilities under the employment agreement after a written demand for performance was delivered to the executive that specifically identified the manner in which the board believed the executive had failed to discharge his duties and responsibilities, and the executive failed to resume substantial performance of such duties and responsibilities on a continuous basis immediately following such demand; (iv) commission by the executive of a felony or any offense involving moral turpitude; or (v) any default of the executive’s obligations under the employment agreement, or any failure or refusal of the executive to comply with the policies, rules and regulations of the Company generally applicable to the Company’s employees, which default, failure or refusal is not cured within a reasonable time (but not to exceed thirty (30) days) after written notification thereof to the executive by the Company. If cause exists for termination, the executive shall be entitled to no further compensation, except for accrued leave and vacation and except as may be required by applicable law. “Good reason” is defined as the occurrence of any of the following: (i) any material adverse reduction in the scope of the executive’s authority or responsibilities; (ii) any reduction in the amount of the executive’s compensation or participation in any employee benefits; or (iii) the executive’s principal place of employment is actually or constructively moved to any office or other location 50 miles or more outside of Milwaukee, Wisconsin.

In the event the Company fails to renew the employment agreements upon expiration of the term, then the Company shall continue to pay the executive's base salary and provide the executive with continued participation in each employee benefit plan in which the executive participated immediately prior to expiration of the term for a period of three months following expiration of the term. Each of Messrs. Tienor and Sobieski have agreed not to compete with the Company or solicit any Company employees for a period of one year following expiration or earlier termination of the employment agreements.  Assuming Mr. Tienor’s and Mr. Sobieski’s employment agreements were terminated as of December 31, 2009, the total estimated compensation that would have been paid under these agreements would be $78,188 in the aggregate.

Security Ownership of Certain Beneficial Owners and Management

The following table provides information concerning securities authorized for issuance pursuant to equity compensation plans approved by the Company’s stockholders and equity compensation plans not approved by the Company’s stockholders as of December 31, 2009.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	6,120,883	$1.50	4,173,329
Equity compensation plans not approved by security holders	-	-	-

Total	6,120,883	$1.50	4,173,329

The following table sets forth, as of March 30, 2010, the number of shares of the Company’s common stock beneficially owned by each director and executive officer of the Company, by all directors and executive officers as a group, and by each person known by the Company to own beneficially more than 5.0% of the Company’s outstanding common stock.

	Common Stock		Series A Preferred Stock
Name and Address (1)	Number of Shares (2)	Percentage of Class	Number of Shares	Percentage of Class	Percentage of Voting Securities
Directors and Executive Officers
Jason L. Tienor, President, Chief Executive Officer and Director	751,803	*	4	1.9%	*	(3)
Richard J. Leimbach, Chief Financial Officer 20374 Seneca Meadows Parkway Germantown, MD 20876	438,500	*	2	*	*	(4)
Jeffrey J. Sobieski, Chief Operating Officer	721,803	*	4	1.9%	*	(5)
Anthony J. Paoni, Chairman	120,000	*	5	2.3%	*	(6)
Warren V. Musser, Director	2,000,000	2.0%	0	*	1.9%	(7)
Thomas C. Lynch, Director	250,000	*	0	*	*	(8)

All Directors and Executive Officers as a group (six persons)	4,282,106	4.3%	15	7.0%	4.4%
_____________________
*           Less than one percent (1%).

(1)	Unless otherwise indicated, the address of each named holder is in care of Telkonet, Inc., 10200 Innovation Drive, Suite 300, Milwaukee, Wisconsin 53226.
(2)
According to Securities and Exchange Commission rules, beneficial ownership includes shares as to which the individual or entity has voting power or investment power and any shares, which the individual or entity has the right to acquire within 60 days of the date of this table through the exercise of any stock option or other right.

(3)
Includes 701,803 shares of our common stock, options exercisable within 60 days to purchase 50,000 shares of our common stock at $1.80 per share, 55,096 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 30,304 shares of our common stock at an exercise price of $0.33 per share.

(4)
Includes 351,000 shares of our common stock, options exercisable within 60 days to purchase 37,500 and 50,000 shares of our common stock at $2.59 and $5.08 per share, respectively, 27,548 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 15,152 shares of our common stock at an exercise price of $0.33 per share.

(5)
Includes 701,803 shares of our common stock, options exercisable within 60 days to purchase 12,500 shares of our common stock at $1.00 per share, 55,096 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 30,304 shares of our common stock at an exercise price of $0.33 per share.

(6)
Includes options exercisable within 60 days to purchase 80,000 and 40,000 shares of our common stock at $1.00 and $2.30 per share, 68,870 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 37,880 shares of our common stock at an exercise price of $0.33 per share.

(7)	Includes options exercisable within 60 days to purchase 2,000,000 shares of our common stock at $1.00 per share.
(8)	Includes options exercisable within 60 days to purchase 80,000, 20,000, 70,000 and 80,000 shares of our common stock at $1.00, $2.00, $2.66 and $3.45 per share, respectively.

Certain Relationships and Related Transactions

Description of Related Party Transactions

Jason L. Tienor, Jeffrey J. Sobieski, Richard J. Leimbach, our Chief Executive Officer (and director), Chief Operating Officer and Chief Financial Officer, respectively, and Anthony J.. Paoni, our Chairman of the Board, participated in our November 2009 private placement of Series A convertible redeemable preferred stock and warrants, as described below.  On November 16, 2009, we entered into an Executive Officer Reimbursement Agreement with each of Messrs. Tienor, Sobieski and Leimbach, pursuant to which these executive officers participated in the private placement by converting a portion of our outstanding indebtedness owed to them into shares of Series A convertible redeemable preferred stock and warrants to purchase shares of our common stock.  Mr. Tienor converted $20,000 of outstanding indebtedness into four shares of Series A convertible redeemable preferred stock (convertible into 55,096 shares of common stock) and warrants to purchase 30,304 shares of common stock; Mr. Leimbach converted $10,000 of outstanding indebtedness into two shares of Series A convertible redeemable preferred stock (convertible into 27,548 shares of common stock) and warrants to purchase 15,152 shares of common stock; and Mr. Sobieski converted $20,000 of outstanding indebtedness into four shares of Series A convertible redeemable preferred stock (convertible into 55,096 shares of common stock) and warrants to purchase 30,304 shares of common stock.  Anthony Paoni, Chairman of our Board of Directors, also participated in the private placement, purchasing five shares of Series A convertible redeemable preferred stock (convertible into 68,870 shares of common stock) and warrants to purchase 37,880 shares of common stock, for an aggregate purchase price of $25,000.  The combined participation of our officers and directors was less than 7% of the value of the private placement.

The following table sets forth our outstanding indebtedness as at May 12, 2010 owed to our officers and directors:

	Salary	BOD Fees	Consulting	Expenses	Loans	Total
Jason L. Tienor	$34,526.73	$-	$-	$-	$25,000.00	$59,526.73
Jeffrey J. Sobieski	37,880.63			1,125.00	25,000.00	64,005.63
Richard J. Leimbach	51,080.03			2,004.88		53,084.91
Anthony J. Paoni		164,000.00	68,000.00	2,127.20		234,127.20
Thomas C. Lynch		170,000.00				170,000.00
Warren V. Musser		278,333.23				278,333.23

Anthony Paoni, Chairman, also is compensated $4,000 per month for executive consulting  services.

From time to time the Company may receive advances from certain of its officers to meet short term working capital needs.  These advances may not have formal repayment terms or arrangements.  As of December 31, 2009, the Company owed deferred salary payments to certain executive officers in the amount of $24,634 to Jason L. Tienor, President and Chief Executive Officer, $42,645 to Richard J. Leimbach, Chief Financial Officer, and $30,250 to Jeffrey J. Sobieski, Chief Operating Officer. In April 2010, Messrs. Tienor and Sobieski each advanced the Company $25,000 to meet short term working capital needs.

Indemnification Agreements

On March 30, 2010, the Company entered into Indemnification Agreements with directors Anthony Paoni, Warren Musser and Thomas Lynch, and executives Jason Tienor, President and Chief Executive Officer and Richard Leimbach, Chief Financial Officer.

The Indemnification Agreements provide that the Company will indemnify the Company's officers and directors, to the fullest extent permitted by law, relating to, resulting from or arising out of any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation by reason of the fact that such officer or director (i) is or was a director, officer, employee or agent of the Company or (ii) is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.. In addition, the Indemnification Agreements provide that the Company will make an advance payment of expenses to any officer or director who has entered into an Indemnification Agreement, in order to cover a claim relating to any fact or occurrence arising from or relating to events or occurrences specified in this paragraph, subject to receipt of an undertaking by or on behalf of such officer or director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized under this Agreement,.

The foregoing summary of the Indemnification Agreements is subject to, and qualified in its entirety by, the Form of Indemnification Agreement, which is included as Exhibit 10.12 to our Annual Report on Form 10-K for the year ended December 31, 2009.

Company’s Policies on Related Party Transactions

Under the Company’s policies and procedures, related-party transactions that must be publicly disclosed under the federal securities laws require prior approval of the Company’s independent directors without the participation of any director who may have a direct or indirect interest in the transaction in question. Related parties include directors, nominees for director, principal shareholders, executive officers and members of their immediate families. For these purposes, a “transaction” includes all financial transactions, arrangements or relationships, ranging from extending credit to the provision of goods and services for value and includes any transaction with a company in which a director, executive officer immediate family member of a director or executive officer, or principal shareholder (that is, any person who beneficially owns five percent or more of any class of the Company’s voting securities) has an interest by virtue of a 10-percent-or-greater equity interest. The Company’s policies and procedures regarding related-party transactions are not a part of a formal written policy, but rather, represent the Company’s historical course of practice with respect to approval of related-party transactions.

Director Independence

The Board of Directors has determined that Messrs. Lynch and Paoni are “independent” under the listing standards of the NYSE AMEX.  Each of Messrs. Lynch and Paoni serve on, and are the only members of, the Company’s Audit Committee and Compensation Committee.  Although the Company does not maintain a standing Nominating Committee, nominees for election as directors are considered and nominated by a majority of the Company’s independent directors in accordance with the NYSE AMEX listing standards. “Independence” for these purposes is determined in accordance with Section 121(A) of the NYSE AMEX Rules and Rule 10A-3 under the Securities Exchange Act of 1934.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain of our officers to file reports of holdings and transactions in shares of the Company common stock with the Securities and Exchange Commission. Based on our records and other information, we believe that in 2009 our directors and our officers who are subject to Section 16 met all applicable filing requirements.

Independent Public Accountants

The following table sets forth fees billed to the Company by our auditors, RBSM, LLP, during the fiscal years ended December 31, 2009 and 2008.

	December 31, 2009	December 31, 2008
1. Audit Fees	$185,413	$309,755
2. Audit Related Fees	24,250	46,262
3. Tax Fees	--	--
4. All Other Fees	--	--
Total Fees	$209,663	$356,017

Audit fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by RBSM LLP in connection with statutory and regulatory filings or engagements.

Audit-related fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, which are not reported under “Audit Fees.”

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. The tax fees relate to federal and state income tax reporting requirements.

All other fees consist of fees for products and services other than the services reported above.

Prior to the Company’s engagement of its independent auditor, such engagement is approved by the Company’s audit committee. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Pursuant to the Company’s Audit Committee Charter, the independent auditors and management are required to report to the Company’s audit committee at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis. All audit fees, audit-related fees, tax fees and other fees incurred by the Company for the year ended December 31, 2009 were approved by the Company’s audit committee.

PROPOSAL NO. 2

APPROVAL OF AN INCREASE IN THE AMOUNT OF THE
COMPANY’S AUTHORIZED COMMON STOCK

Background

On February 12, 2010, the Board of Directors unanimously approved, subject to stockholder approval, an amendment to our Restated Articles to increase the aggregate number of shares of common stock that we are authorized to issue from 155,000,000 shares to 575,000,000 shares.  You are being asked to consider and act upon this proposal to approve the proposed amendment to the Restated Articles which is attached as Annex A to this proxy statement.

Under Utah law, we may only issue shares of common stock to the extent such shares have been authorized for issuance under our Restated Articles.  Our Restated Articles currently authorize the issuance of 155,000,000 shares of common stock, par value of $0.001 per share.  As of April 21, 2010, 96,853,771 shares of common stock were issued and outstanding, 215 shares of Series A Preferred Stock convertible into 2,961,429 shares of common stock were issued and outstanding, 11,144,212 shares of common stock were reserved for issuance for unexercised options granted pursuant to the Company’s Amended and Restated Stock Option Plan (the “2002 Stock Option Plan”) or reserved for issuance in connection with future grants under the 2002 Stock Option Plan, and 12,158,941 shares of the Company’s common stock were reserved for issuance upon the exercise of warrants to purchase common stock and the conversion of our outstanding convertible debentures, of which 4,621,212 shares reserved for issuance cannot be issued unless the Company’s stockholders remove the 20% limitation on the number of shares that could be issued to YA Global Investments, L.P. pursuant to a Securities Purchase Agreement dated as of May 30, 2008 between the Company and YA Global Investments, L.P.  This leaves approximately 31,881,647 shares of common stock unissued and unallocated to derivative securities outstanding and our equity incentive plan.

Purpose and Effect of the Increase in the Number of Authorized Shares of Common Stock

The principal purpose of the proposal to increase the number of authorized shares of common stock available is to enable the Company to conduct a rights offering (described below).  The Company intends to pursue a rights offering to existing stockholders, which would allow stockholders to purchase additional shares of common stock based on their current pro rata ownership percentage in order to raise capital for the Company’s operations and improve the Company’s financial condition, while giving existing stockholders the opportunity to limit ownership dilution.  Because of the current volatility in the capital markets, the exact size, timing, terms and conditions of the rights offering have not yet been determined by the Board of Directors.  On February 12, 2010, the Company filed with the Securities and Exchange Commission a preliminary registration statement on Form S-1 in order to register the rights to subscribe for shares of common stock and associated warrants to purchase shares of common stock to be distributed pursuant to the rights offering.  In connection with the rights offering, once the increase in the number of shares of common stock that we are authorized to issue has been approved and the registration statement becomes effective, we expect to distribute to our shareholders a prospectus which will set forth the material terms and conditions of the rights offering. We urge you to read the prospectus carefully before you decide whether to participate in the rights offering .

This proxy statement is not an offer to sell or the solicitation of an offer to buy the Company’s securities issuable in the rights offering.  Offers and sales of securities issuable upon exercise of the rights in the rights offering will only be made by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and applicable state securities laws, on the terms and subject to the conditions set forth in the prospectus described above.

A vote in favor of Proposal No. 2 to increase the number of authorized shares of common stock will not obligate any stockholder to purchase shares in the rights offering.  However, failure to vote in favor of Proposal No. 2 may prevent the Company from pursuing the rights offering and prevent the Company from raising capital on terms that are as favorable, or at all.

The increase in the number of authorized shares of common stock is also being proposed to ensure that additional shares of common stock will be available in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of equity securities, convertible debt securities or other equity-linked securities.  The availability of additional shares will also provide the Company with the flexibility to structure possible acquisitions of another business or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers (subject to additional stockholder approvals as required), to permit future stock dividends or for other corporate purposes.  The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock.  If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock unless such approval is required by law.

The increase in the authorized shares of common stock will not have any immediate effect on the rights of existing stockholders.  However, the Board of Directors will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law.  To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.  The holders of our common stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

The increase in authorized common stock and the subsequent issuance of such shares could also have the effect of delaying or preventing, a change of control of the Company without further action by stockholders.  Shares of authorized and unissued common stock could, within the limits of applicable law, be issued in one or more transactions which would make a takeover of the Company more difficult or costly, and therefore less likely.  Any such issuance of additional stock could have the effect of diluting earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

We do not have any arrangements, commitments or understandings to issue any shares of our capital stock, other than in connection with the proposed rights offering, our existing stock option plan and pursuant to the exercise of outstanding warrants and conversion of our convertible debentures.

The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

As of May 24, 2010, there were:

●	155,000,000 shares of our common stock authorized;
●	96,967,129 shares of our common stock issued and outstanding;
●	215 shares of our preferred stock issued and outstanding and 2,961,429 shares of our common stock reserved for issuance upon the conversion of shares of our preferred stock;
●	6,860,833 shares of our common stock reserved for issuance upon the exercise of outstanding stock options granted under our 2002 Stock Option Plan;
●	4,490,021 shares of our common stock reserved and available for future issuance or future grant under our 2002 Stock Option Plan;
●
12,158,941 shares reserved for issuance upon the exercise of warrants and conversion of our outstanding convertible debentures, of which 4,621,612 shares reserved for issuance cannot be issued unless the Company’s stockholders remove the 20% limitation on the number of shares that could be issued pursuant to the exercise of warrants and conversion of convertible debentures issued to YA Global Investments, L.P. pursuant to a Securities Purchase Agreement dated as of May 30, 2008 between the Company and YA Global Investments, L.P.; and

●	32,061,647 shares of our common stock which are authorized, unreserved and unissued.

The proposed amendment to our Restated Articles will not change the number of authorized shares of preferred stock.

If the stockholders do not approve the increase in the number of shares of common stock that the Company is authorized to issue to, among other things, provide the Company with the flexibility to pursue a rights offering as described below, the Company could be required to seek alternative sources of capital to satisfy its capital needs.  The Company may not be able to obtain alternative sources of capital on commercially reasonable terms, if at all.  If the Company is unable to raise additional capital, it could have a material adverse impact on our financial condition and could adversely affect the price of our common stock.

Our Board of Directors believes that the increase in the number of authorized shares of common stock is in the best interest of the Company and its stockholders.

The Rights Offering

The following summary describes the proposed principal terms of the Company’s contemplated rights offering, but is not intended to be complete.  See the information under the heading “The Rights Offering” in the prospectus that we will deliver in connection with the rights offering for a more detailed description of the terms and conditions of the rights offering. We urge you to read the prospectus carefully before you decide to participate in the rights offering.

Terms of the Rights Offering

On February 12, 2010, we filed a registration statement on Form S-1 with the Securities and Exchange Commission for a proposed rights offering pursuant to which we will distribute at no charge to holders of our common stock, other than those who hold shares of our common stock solely as participants in the Telkonet, Inc. 401(k) plan, one transferable subscription right for each share of common stock owned as of the Record Date and to the holders of our Series A convertible redeemable preferred stock, one subscription right for every share of common stock into which such shares of Series A convertible redeemable preferred stock were convertible on the record date.   Holders of our common stock and our Series A convertible redeemable preferred stock may exercise any number of their subscription rights, or may choose not to exercise any subscription rights.

Each transferable subscription right entitles the holder (including holders of subscription rights acquired during the subscription period) to subscribe for one share of our common stock at the subscription price to be established by the Board of Directors and to receive a warrant to purchase one additional share of our common stock at a price to be established by the Board of Directors, for a period of five years, which we refer to as the basic subscription right.  The subscription rights may be transferred or assigned during the subscription period.  The warrants to be issued pursuant to this offering will be separately transferable following their issuance and through their expiration.  We intend to apply for quotation of the subscription rights and the warrants on the OTC Bulletin Board.

Subscription rights holders fully exercising their basic subscription rights will be entitled, subject to limitations, to subscribe for additional shares of our common stock and warrants to purchase whole numbers of shares of our common stock that remain unsubscribed as a result of any unexercised basic subscription rights at the same subscription price per share.  Unless we otherwise agree in writing, subscription rights holders, together with related persons or entities, may not exercise subscription rights (including over-subscription rights) to purchase shares of our common stock that, when aggregated with their existing ownership, would result in such person or entity, together with any related persons or entities, owning in excess of twenty percent (20%) of our issued and outstanding shares of common stock following the closing of the transactions contemplated by this rights offering.

We will pay the fees and expenses related to the rights offering, including the fees of the dealer-manager.  We have engaged Source Capital Group, Inc., or  Source Capital, as our dealer-manager and financial advisor in connection with the rights offering and have agreed to pay Source Capital, as compensation for its services on completion of the rights offering, a cash fee equal to 8% of the gross proceeds of the rights offering.

The terms of the rights offering will be more fully described in the prospectus related to the rights offering to be filed with the SEC pursuant to Rule 424(b) of the Securities Act and delivered to our shareholders after our existing registration statement on Form S-1 (Registration No. 333-164899) becomes effective.

Background of the Rights Offering

Pursuant to Section 4.13 of the Securities Purchase Agreement dated as of November 16, 2009 by and between the Company and the investors named therein, the Company agreed, as soon as practicable following the closing of the private placement, subject to approval of the Board of Directors, to conduct a rights offering pursuant to which it would distribute, at no charge, one (1) non-transferable subscription right for each share of Common Stock owned by its shareholders (other than the Private Placement purchasers (“Purchasers”) and participants in the Company’s 401(k) Plan), entitling the holder thereof to purchase the number of equity securities of the Company mutually determined by the Board of Directors and the Purchasers at the price and terms mutually determined by the Board of Directors and the Purchasers.   Shareholders fully exercising their Subscription Right were to be entitled to an over-subscription right to purchase all or any part of the balance of any such remaining unsubscribed equity securities of the Company.

The Board first discussed the possibility of conducting a rights offering in late August 2009 while in discussions with a third party about the conduct of a private placement (that ultimately culminated in the Securities Purchase Agreement).  Based on information obtained during the due diligence process in connection with the private placement, the Board acquired the understanding that certain of the Company’s shareholders expressed an interest in participating in a rights offering after the private placement to offset the potential dilutive effect of the private placement.  Between August 2009 and November 19, 2009, when it completed the private placement transaction as previously disclosed in Item 1.01 of the Current Report of the Company filed with the SEC on November 25, 2009, the Board focused exclusively on the conduct and completion of the private placement.  The Board began actively planning to conduct a rights offering following the completion of the private placement transaction in November 2009.  In December 2009, members of the Board and executive management met with various investment banking organizations experienced in conducting rights offerings to discuss both the potential for success of such an offering and, assuming a decision to move forward, to determine which investment banking organization would best serve the Company’s interests.  The Board selected Source Capital as the dealer-manager for the Company’s proposed rights offering, and on January 7, 2010, by resolution, approved the Company’s conduct of a rights offering and the engagement of Source Capital as the dealer-manager for the contemplated rights offering.

Prior to approving the rights offering, our board of directors carefully considered current market conditions and financing opportunities, as well as the potential dilution of the ownership percentage of the existing holders of our common stock that may be caused by the rights offering.  After weighing the factors discussed above and the effect of the potential $[●] in additional capital, before expenses, that may be generated by the sale of shares of our common stock and warrants pursuant to the rights offering, our board of directors believes that the rights offering is in the best interests of our company.  Although we believe that the rights offering will strengthen our financial condition, our board of directors is not making any recommendation as to whether you should exercise your subscription rights.

While the Securities Purchase Agreement contemplated the conduct of a non-transferable rights offering, Source Capital advised us that a transferable rights offering may be perceived more favorably by our shareholders because a non-transferable rights offering would not provide non-subscribing shareholders the opportunity to receive additional consideration by transferring their rights; thus they would experience both ownership and price dilution whereas transferable rights are tradeable and afford non-subscribing shareholders the option to sell their rights and to receive consideration therefore, thus diminishing the price dilution that would otherwise occur.  A transferable rights offering, in Source Capital’s view, would also increase the potential amount of capital that the Company could raise.  We, along with the Purchasers, considered such advice and deemed it to be in the best interests of the Company and the shareholders to conduct a transferable rights offering rather than a non-transferable rights offering.

Our Officers and Directors have the Right to Participate in the Rights Offering

 Our directors and executive officers will have the right to participate in the rights offering based on the number of shares of our common stock held by them, and the number of shares of our common stock into which shares of Series A convertible redeemable preferred stock held by them were convertible, as of the record date.   Our officers and directors may not participate in the rights offering by converting such indebtedness or any portion thereof.

At the time of the preparation of the private placement documents, it was not contemplated that officers and/or directors would participate in the private placement.  The forms of agreements associated with the private placement were developed and approved in connection with a private placement the Company began pursuing in August, 2009 that contemplated an investment in the amount of Five Million Dollars ($5,000,000) by a third party investor as Lead Investor, and certain co-investors to be identified by the Lead Investor.  It was not then, nor at any point in time while the Company was working with Lead Investor, contemplated that officers and/or directors would participate in the offering, however, beginning in October 2009 the Lead Investor began encouraging and demanding management and officer participation in the offering both to assist in reaching the $5,000,000 benchmark and to show management/board support of the transaction.

After working diligently with the Lead Investor between August 2009 and early November, 2009, the Board of Directors concluded that the Company would be unable to consummate the transaction as contemplated due principally to the Lead Investor’s failure to identify sufficient co-investors.  The Company was facing significant cash demands due in large part to the need to place substantial deposits for the early 2010 manufacturing of energy management products.  Advance orders were necessitated by the planned shutdown of the Company’s third party manufacturer in China during the month of February, 2010 for the Chinese New Year.  Because of the foregoing, the Company was forced to rapidly consider other financing options.  Several investors that had expressed a willingness to participate in the Lead Investor transaction, all existing shareholders of the Company, expressed a willingness to participate in a financing.  Only just prior to the consummation of the private placement in November did Messrs. Paoni, Tienor, Sobieski, and Leimbach agree to participate in the transaction, the purpose and intent of which was to complete a capital raise in excess of $1,000,000 in order to meet the Company’s capital requirements.

The Lead Investor transaction and the private placement ultimately consummated were priced above market.  The private placement that was consummated was on substantially the same terms and conditions negotiated with the Lead Investor.  Those terms were agreed upon after a lengthy negotiation and after the Board had considered multiple competing term sheets – none of which came close to matching the economic and other terms contained in the Lead Investor term sheet.  Each participating officer and director purchased shares at the same price and on the same terms and conditions as the four outside investors.  The Company benefitted substantially by the participation of its officers and directors in that it enabled the Company to achieve its goal of raising in excess of $1,000,000 while also enabling the Company to satisfy a portion of its outstanding obligations to Messrs. Tienor, Sobieski and Leimbach other than through payments in cash.  In light of the foregoing, the participation of Messrs. Paoni, Tienor, Sobieski, and Leimbach in the private placement transaction did not pose a conflict of interest.  The private placement transaction was unanimously approved by our Board of Directors.

Pricing for the private placement was not established with a view towards officer and/or director participation.  The original transaction contemplated by the Lead Investor and the private placement ultimately consummated were both priced above market.  Each participating officer and director purchased shares at the same price and on the same terms and conditions as did the four outside investors.  The Company benefitted substantially by the participation of its officers and directors in that it enabled the Company to achieve its goal of raising in excess of $1,000,000 while also enabling the Company to repay a portion of its outstanding obligations to Messrs. Tienor, Sobieski and Leimbach other than through payments in cash.

Pursuant to Section 4.16 of the Securities Purchase Agreement, we agreed, as soon as practicable following the closing of the Private Placement, subject to the approval of the Board of Directors, to conduct a reverse stock split of our issued and outstanding common stock.  The primary objective of the reverse split was to effect an increase in the price per share of our common stock in order to maintain the listing of our common stock on the NYSE Amex, LLC (the “Exchange”).  The Board initially considered conducting a reverse split beginning in May 2009, when the Exchange expressed its opinion that it was appropriate for the Company to effect a reverse split in light of the low selling price of our common stock.  In its June 25, 2009 response to the Exchange, the Company requested that the Exchange reconsider its request that the Company conduct a reverse stock split and provide the Company the necessary time to achieve its goals and initiatives as outlined in its plan of compliance.  Management stated its belief then that, as the Company executed on its plan and as the global economy began to recover from the current recession, the Company’s stock price would increase.  The Company also expressed its belief that a reverse stock split, absent other positive developments at the Company, would not, in the long term, sustain a trading price high enough to satisfy the Exchange’s additional listing standards.  Following a hearing held on October 29, 2009 to appeal a determination by the staff of the Exchange regarding the delisting of the Company’s common stock from the Exchange, the Company was informed, on November 3, 2009, that the hearing panel had confirmed the staff's recommendation that the Company’s common stock be delisted from the Exchange.  After considering the costs to the Company of compliance with the continued listing requirements of the Exchange and other factors, the Company determined that it was not in the best interests of the Company and its shareholders to appeal the delisting of the Company’s securities from the Exchange and approved the voluntary delisting of the securities.  The Exchange suspended trading in the Company’s stock effective at the open of business on November 14, 2009 and delisting of the Company’s stock became effective on March 29, 2010.

After further considering a reverse stock split pursuant to the terms of the Securities Purchase Agreement, the Board concluded again in January 2010 that the conduct of a reverse split was not in the Company’s best interests.  The Board was significantly concerned that a reverse split, without a contemporaneous change in the Company’s financial condition and prospects would be perceived negatively, and that the desired effect, i.e., an increase in the price per share, would be short lived.  The Board considered the history of company share prices following a reverse split and found that the majority eventually trade lower post-split.  The Board also believes that the conduct of a reverse split in order to effect a temporary increase in stock price would be inconsistent with the Company’s longer term objectives of building shareholder value through positive business development.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the outstanding shares of our common stock and Series A Preferred Stock, voting together on an as converted basis, is required to approve the proposed amendment of our Restated Articles, Abstentions have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT OF OUR RESTATED ARTICLES AS SET FORTH IN PROPOSAL TWO.  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 2.
Effective Date of the Amendment

If the proposed amendment is adopted by the required vote of stockholders, it will become effective when the appropriate Articles of Amendment to the Company’s Restated Articles are filed with the Utah Department of Commerce, Division of Corporations. The Company anticipates that this filing will be made promptly following receipt of requisite stockholder approval, or as soon as practicable thereafter.

PROPOSAL 3. RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS

RBSM, LLP served as the Company’s independent public accountants in 2009 and are expected to be retained to do so in 2010. The Board of Directors has directed that management submit the selection of RBSM, LLP for ratification by the stockholders at the annual meeting. A representative of RBSM, LLP is expected to be present at the annual meeting, will have an opportunity to make a statement, should the representative desire to do so, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of RBSM, LLP as the Company’s independent public accountants is not required. However, the Board of Directors is submitting the selection of RBSM, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain the firm. In such event, the Audit Committee may retain RBSM, LLP, notwithstanding the fact that the stockholders did not ratify the selection, or select another accounting firm without re-submitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee reserves the right in its discretion to select a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered to us by RBSM, LLP for the years ended December 31, 2008 and 2009 were:

Category of Service	2008	2009
Audit fees	$309,755	$185,413
Audit-related fees	46,262	24,250
Tax fees	—	—
All other fees	—	—
Total	$356,017	$209,663

The audit fees for 2008 and 2009 were for professional services rendered in connection with the audits of our consolidated financial statements and reviews of our quarterly consolidated financial statements within such years.  These fees also include the issuance of comfort letters, consents and assistance with review of various documents filed with the SEC in 2008 and 2009.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the outstanding shares of our common stock and Series A Preferred Stock as of the Record Date, voting together on an as converted basis, is required for the ratification of the appointment of RBSM, LLP as our independent auditor for 2010.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE FOR THIS PROPOSAL

OTHER MATTERS

The Board of Directors does not know of any other matter that may be brought before the Meeting. However, if any such other matters are properly brought before Meeting or any adjournment thereof, the Meeting, the proxies may use their own judgment to determine how to vote your shares.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our proxy statement or annual report on Form 10-K, as amended, may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you write or call us at the following address or telephone number: 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, (414) 223-0473.  If you want to receive separate copies of the annual report on Form 10-K and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

The Company intends to hold its 2011 Annual Meeting of Stockholders in June of 2011. Stockholders may submit written proposals to be considered for stockholder action at the Company’s 2011 Annual Meeting of Stockholders.  To be eligible for inclusion in the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders, stockholder proposals must be received by the Company by [●], 2011 and must otherwise comply with applicable Securities and Exchange Commission regulations and the Company’s Bylaws.  Stockholder proposals should be addressed to the Company at 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, Attention: Corporate Secretary.  In addition, if a stockholder intends to present a proposal at the Company’s 2011 Annual Meeting of Stockholders without the inclusion of the proposal in the Company’s proxy materials and written notice of the proposal is not received by the Company on or before [●], 2011, proxies solicited by the Board of Directors for the 2011 Annual Meeting of Stockholders will confer discretionary authority to vote on the proposal if presented at the Meeting.  The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Brokers and other persons holding the Company’s common stock in their names, or in the names of a nominee, will be requested to forward this proxy statement and the accompanying materials to the beneficial owners of the common stock and to obtain proxies, and the Company will defray reasonable expenses incurred in forwarding such material.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this proxy statement. The information incorporated by reference is considered to be part of this proxy statement. We are incorporating by reference the following portions of our annual report on Form 10-K for the year ended December 31, 2009, a copy of which accompanies this proxy statement:

●           Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

●           Part II, Item 7A, “Quantitative and Qualitative Disclosures About Market Risk”

●           Part II, Item 8, “Financial Statements”

●           Part II, Item 9, “Changes in and Disagreements With Accountants on Accounting and Financial Disclosure”

By order of the Board of Directors,

/s/ JASON L. TIENOR
Jason L. Tienor Chief Executive Officer

Dated: May [●], 2010

32

TELKONET, INC.

The Annual Meeting of the Stockholders of Telkonet, Inc. will be held on [●], [●] 2010 at [●]:00 a.m. local time, at [●].

1.	Election of Directors -- Nominees

 01-Anthony J. Paoni                                                      02-Jason L. Tienor

 03-Thomas C. Lynch                                                      04-Warren V. Musser

☐ FOR all nominees	☐ WITHHELD as to all nominees	☐ FOR all nominees except vote withheld from the following nominee(s):__________________

2.
TO APPROVE THE AMENDMENT TO TELKONET, INC.’S AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 155,000,000 TO 575,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO RATIFY THE APPOINTMENT OF RBSM, LLP AS OUR INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

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SEE REVERSE SIDE	SEE REVERSE SIDE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELKONET, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], [●], 2010, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned, being a stockholder of Telkonet, Inc. (“Telkonet”), hereby authorizes Richard J. Leimbach and Jason L. Tienor, and each of them, with the full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Telkonet to be held at [●], on [●], [●], 2010 at [●]:00 a.m., local time, and at any adjournment or postponement thereof, with respect to all votes that the undersigned would be entitled to cast, if then personally present, as appears on the reverse side of this proxy.

In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is exercised.

Shares of common stock and Series A Preferred Stock of Telkonet will be voted as specified. If no specification is made, shares will be voted FOR each of the nominees for director listed above and FOR approvalProposal Nos. 2 and 3, and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matter which may properly come before the annual meeting.

The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Telkonet, Inc. called for [●], [●], 2010, and a Proxy Statement for the Meeting prior to the signing of this proxy.

____________________________
Dated: ___________, 2010

____________________________
Dated: ___________, 2010

Please sign exactly as your name(s) appears(s) on this proxy. When signing in a representative capacity, please give title.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

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YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF TWO WAYS:

1.	VOTE BY INTERNET: Log-on to www.votestock.com Enter your control number printed below Vote your proxy by checking the appropriate boxes Click on “Accept Vote” OR

2.	VOTE BY MAIL: If you do not wish to vote by Internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by Internet 24 hours a day, 7 days a week.
Your Internet vote authorizes the named proxies to vote in the same manner as if you
marked, signed and returned your proxy card.

 ANNEX A

ARTICLES OF AMENDMENT
OF
THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
TELKONET, INC.

Telkonet, Inc. (the “Corporation”), a Utah corporation, pursuant to the Utah Revised Business Corporation Act, hereby adopts the following Articles of Amendment of the Amended and Restated Articles of Incorporation of the Corporation, as amended.

1. Article III (Capital Stock) of the Amended and Restated Articles of Incorporation of the Corporation is hereby amended so as henceforth to read in its entirety as follows:

The Corporation is authorized to issue two classes of shares to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock authorized to be issued is five hundred seventy five million (575,000,000) and the total number of shares of Preferred Stock authorized to be issued is fifteen million (15,000,000). All shares of stock authorized hereunder shall have a par value of 1/10th of one cent ($.001) per share.

The preferences, limitations and relative rights of each class of shares (to the extent established hereby), and the express grant of authority to the Board of Directors to amend these Restated Articles of Incorporation to divide the Preferred Stock into series, to establish and modify the preferences, limitations and relative rights of each share of Preferred Stock, and to otherwise impact the capitalization of the Corporation, subject to certain limitations and procedures and as permitted by Section 602 of the Utah Act, are as follows:

A. Common Stock.

1.    Voting Rights. Except as otherwise expressly provided by law or in this Article III, each outstanding share of Common Stock shall be entitled to one (1) vote on each matter to be voted on by the shareholders of the Corporation.

2.    Liquidation Rights. Subject to any prior or superior rights of liquidation as may be conferred upon any shares of Preferred Stock, and after payment or provision for payment of the debts and other liabilities of the Corporation, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Stock then outstanding shall be entitled to receive all of the assets and funds of the Corporation remaining and available for distribution. Such assets and funds shall be divided among and paid to the holders of Common Stock, on a pro-rata basis, according to the number of shares of Common Stock held by them.

3.    Dividends. Dividends may be paid on the outstanding shares of Common Stock as and when declared by the Board of Directors, out of funds legally available therefor, provided; however, that no dividends shall be made with respect to the Common Stock until any preferential dividends required to be paid or set apart for any shares of Preferred Stock have been paid or set apart.

4.    Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in any amendment hereto or thereto shall be vested in the Common Stock.

5.    Preemptive Rights. No holder of shares of Common Stock shall be entitled to any preemptive or preferential rights of subscription to any shares of any class of capital stock of the Corporation, whether now or hereafter authorized, or to any obligations convertible into capital stock of the Corporation issued or sold. The term “obligations convertible into capital stock” shall include any notes, bonds or other evidences of indebtedness to which are attached or with which are issued warrants or other rights to purchase capital stock of the Corporation.

A-1

B. Preferred Stock.

1. The Board of Directors, without shareholder action, may amend the Corporation’s Restated Articles, pursuant to the authority granted to the Board of Directors by Subsection 1002(1)(e) and within the limits set forth in Section 602 of the Utah Act, to do any of the following:

 (i) designate and determine, in whole or in part, the preferences, limitations and relative rights of the Preferred Stock before the issuance of any shares of Preferred Stock;

(ii) create on or more series of Preferred Stock, fix the number of shares of each such series (within the total number of authorized shares of Preferred Stock available for designation as part of such series), and designate and determine, in whole or in part, the preferences, limitations and relative rights of each series of Preferred Stock all before the issuance of any share of such series;

(iii) alter or revoke the preferences, limitations and relative rights granted to or imposed upon the Preferred Stock (before the issuance of any shares of Preferred Stock), or upon any wholly-unissued series of Preferred Stock); or

(iv) increase or decrease the number of shares constituting any series of Preferred Stock, the number of shares of which was originally fixed by the Board of Directors, either before or after the issuance of shares of the series, provided that the number may not be decreased below the number of shares of such series then outstanding, or increased above the total number of authorized shares of Preferred Stock available for designation as part of such series.

  2. The number of shares of the Corporation outstanding at the time of the adoption of the foregoing Articles of Amendment and entitled to vote thereon was [●] shares of common stock, par value $0.001 per share, and 215 shares of Series A Preferred Stock, par value $0.001 per share.  The Series A Preferred Stock was entitled to vote on the foregoing Articles of Amendment on an as converted basis with the common stock as a single class.  Each share of common stock was entitled to one (1) vote and each share of Series A Preferred Stock was entitled to 13,774 votes for an aggregate of [●] shares entitled to vote on the adoption of the foregoing Articles of Amendment.

3.  The foregoing Articles of Amendment has been duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of the Corporation’s Amended and Restated Articles of Incorporation, as amended, and the Utah Revised Business Corporation Act.

4.   The total number of undisputed votes cast for the foregoing Articles of Amendment by the holders of common stock and Series A Preferred Stock, voting as a single class, was [●] which was sufficient under the Corporation’s Amended and Restated Articles of Incorporation, as amended, and the Utah Revised Business Corporation Act for approval of the foregoing Articles of Amendment.

IN WITNESS WHEREOF, said Corporation has caused this Articles of Amendment to be signed Jason Tienor, its President and Chief Executive Officer, this [●] day of [●], 2010.

TELKONET, INC.

By:
Name:	Jason Tienor
Title:	President and Chief Executive Officer

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APPENDIX A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
TELKONET, INC.

I.	PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of Telkonet, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may establish; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o    Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

o    Review and appraise the audit efforts of the Corporation's independent accountants.

o    Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business guidelines.

II.	COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall be comprised of two or more members of the Board as determined by the Board. The members of the Audit Committee shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of the American Stock Exchange for audit committees, as amended, modified or supplemented from time to time. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee, and at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III.	MEETINGS

The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent accountants. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation's quarterly financial statements consistent with Section IV.3. below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

IV.	RESPONSIBILITIES AND DUTIES

The duties of the Audit Committee shall include the following:

Documents/Reports Review

1.    Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

2.    Review, prior to its filing or prior to its release, as the case may be, the Corporation's Form 10-K and annual report to stockholders.

3.    Review the Corporation's Form 10-Q prior to its filing. The Chairman may represent the entire Audit Committee for purposes of this review.

4.    Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

Independent Accountants

5.    Recommend to the Board the selection of the independent accountants for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships which effect the accountants' independence and should receive the written statement from the independent accountants required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time.

6.    Select, evaluate and, where appropriate, replace the independent accountants (or nominate the independent accountants to be proposed for shareholder approval in any proxy statement), as representatives of the shareholders, since the independent accountants are ultimately accountable to the Board and the Audit Committee.

7.    Recommend to the Board the advisability of having the independent public accountants make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

8.    Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

9.    Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

Financial Reporting Processes

10.   Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

11.   Review with the independent accountants and management major changes to the Corporation's auditing and accounting principles and practices.

Process Improvement

12.   Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

13.   Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14.   Review any significant disagreement among management and the independent accountants in connection with the preparation of any of the Corporation's financial statements.

15.   Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Legal Compliance

16.   Review, with the Corporation's counsel, legal and regulatory matters that may have a significant impact on the Corporation's financial statements, including corporate securities trading policies.

Other Responsibilities

17.   Perform any other activities consistent with this Charter, and the Corporation's Certificate of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

APPENDIX B

CHARTER FOR THE
COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS
OF
TELKONET, INC.

PURPOSE:

The purpose of the Compensation Committee of the Board of Directors (the “Board”) of Telkonet, Inc. (the “Company”) shall be to:

(a)
discharge the Board’s responsibilities relating to compensation of the Company’s executive officers. The Committee has overall responsibility for approving and evaluating the officer compensation plans, policies and programs of the Company;

(b)	administer the Company’s stock option plans, stock purchase plans, restricted stock plans and any other equity incentive plans adopted by the Company, and

(c)	provide disinterested administration of any employee benefit plans in which executive officers of the Company are eligible to participate.

The Compensation Committee is also responsible for completing an annual report on executive compensation for inclusion in the Company's proxy statement. In addition to such annual report, the Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. In addition, the Compensation Committee will undertake those specific responsibilities listed below and such other duties or responsibilities as the Board of Directors may from time to time prescribe.

COMMITTEE MEMBERSHIP AND ORGANIZATION:

The Compensation Committee will be appointed by and will serve at the discretion of the Board. The Compensation Committee shall consist of no fewer than two members.  The members of the Compensation Committee shall meet the (i) independence requirements of the listing standards of the National Association of Securities Dealers, Inc. for listing on The American Stock Exchange, (ii) non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, and (iii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

COMMITTEE RESPONSIBILITIES AND AUTHORITY:

The Compensation Committee shall annually review and approve for the CEO and the executive officers of the Company (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements, and change in control agreements/provisions, and (e) any other benefits, compensation or arrangements. The Compensation Committee may make recommendations to the Board with respect to incentive compensation plans, including reservation of shares for issuance under employee benefit plans.

The Compensation Committee shall annually review and recommend to the Board of Directors for its approval the compensation, including cash, equity or other compensation, for members of the Board of Directors for their service as (a) a member of the Board of Directors, (b) a member of any committee of the Board of Directors, (c) a Chair of any committee of the Board of Directors and (d) the Chairman of the Board of Directors.

B-1

The Compensation Committee will consider the Board of Directors’ Nominating and Governance Committee’s bi-annual review of the effectiveness of the operation of the Board of Directors and its committees in connection with the Compensation Committee’s review and recommendations with respect to the Company’s directors’ compensation.

The Compensation Committee shall annually review the performance of the Company’s Chief Executive Officer.

The Compensation Committee may make recommendations to the Board of Directors on the Company’s executive compensation practices and policies, including the evaluation of performance by the Company’s executive officers and issues of management succession.

The Compensation Committee may review the Company’s compliance with employee benefit plans.

The Compensation Committee may form and delegate authority to subcommittees when appropriate.

The Compensation Committee shall make regular reports to the Board.

The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Compensation Committee shall annually review its own performance.

The Compensation Committee shall have authority to obtain advice and assistance from internal or external legal, accounting, compensation or other advisors.

COMMITTEE MEMBER COMPENSATION:

Members of the Compensation Committee shall receive such fees, if any, for their service as Compensation Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers, per meeting fees and fees for service as Chair of the Compensation Committee. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Except as permitted under applicable laws and the rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., members of the Compensation Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof or as Chairman of the Board of Directors or Chair of any committee of the Board of Directors .

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